SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): December 15, 1997

                       Onyx Acceptance Grantor Trust 1997-1
 ------------------------------------------------------------------------------
                      (Issuer with respect to Certificates)

                       Onyx Acceptance Financial Corporation
            -------------------------------------------------------------
                (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-22301                                                    (I.R.S. Employer
                                                             Identification No.)
                                                             33-0639768

State or other jurisdiction of
incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, 6th Floor
Irvine, Ca. 92618
714 450-5500






Item 5.  Other Events

         On behalf of the Onyx Acceptance Grantor Trust 1997-1, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the December,1997 monthly Distribution Date Statement with respect to the Trust.This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1997-1 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19 Monthly Distribution Date Statement of the Onyx Acceptance Grantor Trust 1997-1 for the month of December, 1997.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation

         REGAN E. KELLY
By:_____________________________________________________
         Regan E. Kelly    Executive Vice President
Date: December  26, 1997

         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy      Executive Vice President
Date: December 26, 1997






                                   EXHIBIT 19

Onyx Acceptance Grantor Trust 1997-1                 Distribution Date Statement
6.55% Auto Loan Pass-Through Certificates                           23-Dec-97
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

Collection Period Beginning on:                                                  11/01/97
Collection Period Ending on:                                                     11/30/97
Distribution Date:                                                               12/15/97

     1 Original Pool Balance                                                                                   $90,000,000.00
     2 Collection Period Beginning Pool Balance                                                                $68,318,359.71
     3 Collection Period Beginning Pool Balance Factor                                                                   0.759093

       Computation of Collection Account Amounts Available for Distribution
     4 Total Collections from Obligors                                           01-Noto97       30-Nov-97      $2,481,435.07
     5 Full Prepayments through first 5 business days of current month (Precompute only)                           111,190.86
5a     Full Prepayments through first 5 business days of current month (Simple interest  only)                      79,587.98
     6 Full Prepayments included in Prior Collection Period (Precompute only)                                      117,890.49
6a     Full Prepayments included in Prior Collection Period (Simple Interest only)                                  64,960.66
     7 Partial Prepayments deposited to PayAhead Acct                                                                    0.00
     8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                          30,183.57
     9 Yield Supplement Amount to be Deposited to Collection Account                                                     0.00
    10 Net Liquidation Proceeds on Defaulted Contracts                           01-Noto97       30-Nov-97         124,372.73
    11 Net Liquidation Proceeds first 5 business days of current month                                                   0.00
    12 Net Liquidation Proceeds included in Prior Collection Period                                                      0.00
    13 Net Insurance Proceeds                                                                                            0.00
    14 Net Insurance Proceeds first 5 business days of current month                                                     0.00
    15 Net Insurance Proceeds included in Prior Collection Period                                                        0.00
    16 Aggregate Amount of Repurchased Contracts                                                                         0.00
    17 Reinvestment Earnings on Funds in Collection Acct (#010163)               01-Noto97       30-Nov-97           9,613.29

    18 Collection Account Amounts Available  (4+5+5a-6-6a-7+8+9+10+11-12+13+14-15+16+17)                        $2,653,532.35

       Computation of Certificate Ending Pool Balance
    19 Collection Period Beginning Pool Balance                                                                $68,318,359.71
    20 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only                                678,799.35
20a    Principal Collected: Payments only - Simple Interest contracts                                              403,078.93
20b    Principal Collected: Full Prepayments - S.I.  through month-end           08-Noto97       30-Nov-97         296,774.41
20c    Full Prepayments through first 5 business days of current month: Simple Interest only                        79,587.98
    21 Full Prepayments: Precompute only through month end                       08-Noto97       30-Nov-97         274,686.74
    22 Full Prepayments through first 5 business days of current month: Precompute only                            111,190.86
    23 Defaulted Contracts  (Liquidated Proceeds received)                       08-Noto97       30-Nov-97         188,797.79
23a    Defaulted Contracts  (Liquidated Proceeds received) thru 1st 5 business days of current month                     0.00
    24 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                                         0.00
24a    Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received) thru 1st 5 bus. days of current mo.     0.00
    25 Repurchased Contracts                                                                                             0.00

    26 Certificate Ending Pool Balance (19-20-20a-20b-21-22-23-23a-24-24a-25)                                  $66,285,443.65
       Certificate Ending Balance Pool Factor                                                                            0.736505

    27 Principal Distribution Amount  (19-26)                                                                   $2,032,916.06

       Distributions From Collection Account
    28 Principal Distribution Amount                                                                            $2,032,916.06
    29 Interest Distribution Amount  (6.55% / 12)                                                                  372,904.38
    30 Servicing Fee Payable to Servicer (1.0% / 12)                                                                56,931.97
    31 Surety Fee Payable to Surety (0.20% / 360 * Days in Collection Period)                                       11,386.39
 31a   Reinsurance Fee Payable to Surety (2.50%/360 * Days in period * lesser of $1,800,000 or 41-43)                3,750.00
    32 Reinvestment Earnings Payable to Finco                                                                        9,613.29

    33 Total Distributions from Collection Account   (28+29+30+31+31a+32)                                       $2,487,502.09

    34 Total Excess Spread Available for Deposit to Spread Account   (18-33)                                      $166,030.26

       Spread Account Reconciliation
    35 Initial Deposit                                                                                                $100.00
    36 Deposits to Spread Account Prior Collection Periods                                                      $2,507,939.15
    37 Deposit to Spread Account this Collection Period    (34)                                                   $166,030.26
    38 Reinvestment Earnings on Funds in Spread Acct                             01-Noto97       30-Nov-97          $9,822.26
    39 Draws from Spread Account Prior Periods                                                                          $0.00

    40 Spread Account Balance     (35+36+37+38-39)                                                              $2,683,891.67

    41 Required Spread Account Balance     (Max of 6% x (2) less (50b) or 2% x (1) )                            $2,299,101.58
    42 Draws from Spread Account this Collection Period   ((40 - 41) if positive, 0 otherwise)                    $384,790.09
    43 Spread Account Balance net of Draws this Collection Period    (40 - 42)                                  $2,299,101.58

       Delinquency Statistics
    44 Number of Accts Delinquent 30 - 59 Days                                                                          79
    45 Number of Accts Delinquent 60 - 89 Days                                                                          50
45a    Number of Accts Deliquent 90 Days and Over                                                                       80
    46 Total Number of Delinquent Accounts 30 Days and Over                                                            209

    47 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                           $907,384
    48 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                         $559,913
48a    Aggregate Net Outstanding Balance of Delinquent Loans 90 days and over                                     $966,550
    49 Total Aggregate Net Outstanding Balance of Delinquent Loans   (44 + 45)                                  $2,433,847

50a    Policy Claim Amount                                                                                              $0.00
50b    ReinsurancLessernof 2% of Orig bal and difference between 6% of beg month pool bal and 2% of orig bal       1800000
       Repossession Statistics
    51 Number of Accounts in Repo Inventory @ Beginning of Collection Period                                            67
    52 Number of Accounts Repossessed During Collection Period                                                          31
    53 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                            18
    54 Number of Accounts in Repo Inventory @ End of Collection Period                                                  80

    55 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period           $852,205.81
    56 Aggregate Net Outstanding Balance of Accounts Repossessed During Month                                      344,683.57
    57 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month                          232,114.92
    58 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period                 $964,774.46


       Yield Supplement Account  Balance
    59 Initial Deposit  less Prior Period Drawdowns                                                                     $0.00
    60 Draws from Yield Supplement to Collection Account this Collection Period                                         $0.00

    61 Yield Supplement Account  Balance                                                                                $0.00

       Accounts Outstanding
    62 Original Accounts Outstanding                                                                                 7,318
    63 Remaining Number of Accounts Outstanding @  End of Collection Period                                          6,113

       Net Yield
    64 Interest Collected on Contracts                                                                             675,428.06
    65 Interest Collected on Contracts - Prior Collection Period                                                   827,276.54
    66 Interest Collected on Contracts - Two Collection Periods Ago                                                829,995.78
    67 Liquidated Contract Balances (less Liquidation proceeds)                                                     64,425.06
    68 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                          142,322.89
    69 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago                        95,164.45
    70 Interest Paid to Certificate Holders                                                                        372,904.38
    71 Interest Paid to Certificate Holders - Prior Collection Period                                              386,594.02
    72 Interest Paid to Certificate Holders - Two Collection Periods Ago                                           400,739.50
    73 Servicing Fees Paid to Servicer                                                                             $56,931.97
    74 Servicing Fees Paid to Servicer -  Prior Collection Period                                                  $59,021.99
    75 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                                $61,181.60
    76 Certificate Ending Pool Balance                                                                         $66,285,443.65
    77 Certificate Ending Pool Balance - Prior Collection Period                                               $68,318,359.71
    78 Certificate Ending Pool Balance - Two Collection Periods Ago                                            $70,826,384.54

    79 Net Yield                                                                                                         4.05%

               A.P.R. of Trust Contracts
    80 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                                13.86%
    81 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                            13.90%


       Credit Losses
    82 Gross Credit Losses during Collection Period  (23+23a+24+24a)                                              $188,797.79
    83 Recoveries during Collection Period  (10+11-12)                                                             124,372.73

    84 Net Credit Losses during Collection Period   (82-83)                                                        $64,425.06

    85 Cumulative Net Credit Losses                                                                               $536,209.39
    86 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (85 / 1)                                0.60%

    87 Net Charge-off Percentage - Current Collection Period - (Annualized)                                              1.13%
    88 Charge-off Percentage -  Average of last 3 Collection Periods                                                     1.70%

    89 Repos in Inventory delinquent 30 to 60 days ($)                                                             $38,255.05
    90 Delinquent Contract Percentage ($ past due 60 days or more + repo inventory past due 30 to 60 days)               2.36%
    91 Delinquency Percentage  (3 month rolling avg)                                                                     2.08%

    92 Remaining Weighted Average Maturity (Months)                                                                     48.4

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       I certify that the computations  reflected above for the collection period ended 30-Nov-97 are accurate and have been prepared in accordance with the Pooling and Servicing Agreement dated March 1, 1997.


       By :   ______________________________________              Date: _____

       Name: Don Duffy
       Title:  Executive Vice President